                                                                     EXHIBIT 4.1
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 --------------                                                --------------
     NUMBER                   [TICKETMASTER ONLINE LOGO]          SHARES


 --------------                                                --------------


     CLASS B                                                      CLASS B
   COMMON STOCK               [CITYSEARCH LOGO]                COMMON STOCK

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                    TICKETMASTER ONLINE-CITYSEARCH, INC.     CUSIP 88633P 20 3

This Certifies that







is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK $.01 PAR VALUE PER
                                  SHARE, OF

                    TICKETMASTER ONLINE-CITYSEARCH, INC.

     transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

        Dated:


               /s/ Bradly Rambey        SEAL          /s/ Thomas Layton
                                    [APPEARS HERE]
                  SECRETARY                                  PRESIDENT


                                  COUNTERSIGNED AND REGISTERED:
                                      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                   TRANSFER AGENT AND REGISTRAR

                                  BY


                                                            AUTHORIZED SIGNATURE

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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR
DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                  UNIF GIFT MIN ACT -- ..............Custodian.................
TEN ENT  -- as tenants by the entireties                                  (Cust)                  (Minor)
JT TEN   -- as joint tenants with right of                              under Uniform Gifts to Minors
            survivorship and not as tenants                             Act....................................
            in common                                                                   (State)
                                                  UNIF TRF MIN ACT -- ..........Custodian (Until age............)
                                                                        (Cust)
                                                                      ..................under Uniform Transfers
                                                                           (Minor)
                                                                      to Minors Act............................
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________

                                   X_______________________________________

                                   X_______________________________________

                                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAMES(S) AS WRITTEN
                              NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_______________________________________________
THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.